SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 27, 2003
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-81506-05                  52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the October 27, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  October 29, 2003

                                                                         ANNEX A

                                                                     Page 1 of 6
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                         Statement to Certificateholders
                                October 27, 2003
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------

AF1     151,000,000.00  90,268,275.15   9,761,686.19      101,902.85    9,863,589.04    0.00      0.00    80,506,588.96
AF2      51,000,000.00  51,000,000.00           0.00      132,855.00      132,855.00    0.00      0.00    51,000,000.00
AF3      17,000,000.00  17,000,000.00           0.00       58,352.50       58,352.50    0.00      0.00    17,000,000.00
AF4      13,896,000.00  13,896,000.00           0.00       57,830.52       57,830.52    0.00      0.00    13,896,000.00
AV1A     91,305,000.00  76,457,719.23   3,531,730.13      100,584.38    3,632,314.51    0.00      0.00    72,925,989.10
AV1B     97,927,000.00  80,384,951.18   4,423,968.54      106,465.40    4,530,433.94    0.00      0.00    75,960,982.64
M1       32,860,000.00  32,860,000.00           0.00      133,083.00      133,083.00    0.00      0.00    32,860,000.00
M2       27,805,000.00  27,805,000.00           0.00      134,135.95      134,135.95    0.00      0.00    27,805,000.00
B        22,749,000.00  22,749,000.00           0.00      135,015.32      135,015.32    0.00      0.00    22,749,000.00
R                 0.00           0.00           0.00            0.00            0.00    0.00      0.00             0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  505,542,000.00  412,420,945.56 17,717,384.86      960,224.92   18,677,609.78    0.00      0.00   394,703,560.70
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       505,542,776.78  427,877,643.57          0.00            5.43            5.43    0.00      0.00   412,089,177.15
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------  --------------------
                    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                          PASS-THROUGH RATES
----------------------------------------------------------------------------------------  --------------------
                                                                                                     CURRENT
                       BEGINNING                                              ENDING                PASS THRU
CLASS   CUSIP          PRINCIPAL     PRINCIPAL    INTEREST      TOTAL        PRINCIPAL     CLASS      RATE
----------------------------------------------------------------------------------------  --------------------
AF1     294751BS0     597.80314669 64.64692841   0.67485331  65.32178172    533.15621828  AF1     1.270000 %
AF2     294751BT8   1,000.00000000  0.00000000   2.60500000   2.60500000  1,000.00000000  AF2     3.126000 %
AF3     294751BU5   1,000.00000000  0.00000000   3.43250000   3.43250000  1,000.00000000  AF3     4.119000 %
AF4     294751BV3   1,000.00000000  0.00000000   4.16166667   4.16166667  1,000.00000000  AF4     4.994000 %
AV1A    294751BW1     837.38808641 38.68057751   1.10163058  39.78220809    798.70750890  AV1A    1.480000 %
AV1B    294751CA8     820.86606533 45.17618777   1.08719148  46.26337925    775.68987756  AV1B    1.490000 %
M1      294751BX9   1,000.00000000  0.00000000   4.05000000   4.05000000  1,000.00000000  M1      4.860000 %
M2      294751BY7   1,000.00000000  0.00000000   4.82416652   4.82416652  1,000.00000000  M2      5.789000 %
B       294751BZ4   1,000.00000000  0.00000000   5.93500022   5.93500022  1,000.00000000  B       7.122000 %
----------------------------------------------------------------------------------------  --------------------
TOTALS                815.79956870 35.04631635   1.89939692  36.94571327    780.75325235
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------  --------------------
X             N/A     846.37277640  0.00000000   0.00001074   0.00001074    815.14205341  X       0.000000 %
----------------------------------------------------------------------------------------  --------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           NY 4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4483 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------
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JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                October 27, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           283,208.70
                                Group I Curtailments                   21,398.02
                                Group I Prepayments                 8,394,183.75
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         56,453.77
                                Group II-A Curtailments               302,005.93
                                Group II-A Prepayments              2,788,719.98
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         59,599.34
                                Group II-B Curtailments                 4,721.52
                                Group II-B Prepayments              3,877,946.35
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 1,929,147.51

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          101,902.85
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          132,855.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           58,352.50
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           57,830.52
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         100,584.38
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B         106,465.40
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           133,083.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                October 27, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-2           134,135.95
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B             135,015.32
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    265,680,470.53
                                Group I Ending Pool Balance       256,981,680.06
                                Group II-A Beginning Pool Balance  78,888,637.73
                                Group II-A Ending Pool Balance     75,741,228.99
                                Group II-B Beginning Pool Balance  83,308,535.31
                                Group II-B Ending Pool Balance     79,366,268.10
                                Total Beginning Pool Balance      427,877,643.57
                                Total Ending Pool Balance         412,089,177.15

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 110,700.20
                                Group II-A Servicing Fee               32,870.27
                                Group II-B Servicing Fee               34,711.89

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                 84,738.33
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                         745,009.82

                                Group II-A Delinquency Advances Included
                                  in Current Distribution              19,331.84
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                         335,915.60

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                October 27, 2003
--------------------------------------------------------------------------------

                                Group II-B Delinquency Advances
                                  Included in Current Distribution          0.00
                                Group II-B Recouped Advances Included in
                                  Current Distribution                 67,778.03
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of
                                  Advances Outstanding                 78,155.18

Section 4.03(a)(ix)     A Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      415     40,545,075.39           15.78 %
                        31-60 days       69      5,639,088.97            2.19 %
                        61-90 days       27      2,907,303.87            1.13 %
                          91+days        23      1,645,259.74            0.64 %
                          Total         534     50,736,727.97           19.74 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       96     11,267,546.64           14.88 %
                        31-60 days       23      2,252,495.69            2.97 %
                        61-90 days        4        307,657.02            0.41 %
                         91+days          9        834,452.98            1.10 %
                          Total         132     14,662,152.33           19.36 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       89     12,881,928.70           16.23 %
                        31-60 days        7        609,611.49            0.77 %
                        61-90 days        9      1,217,586.06            1.53 %
                          91+days         3        240,559.18            0.30 %
                          Total         108     14,949,685.43           18.83 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B
                          Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          38            4,256,204.55                  1.66 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          21            1,769,484.67                  2.34 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          11            1,284,918.43                  1.62 %
                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B
                          Loans in REO

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                October 27, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          1                  74,647.19               0.10 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------


                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans   79,900.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,953,454.25
                                Group II-A Three Largest Loans        985,882.36
                                Group II-B Three Largest Loans      1,806,605.13

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),     Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses 229.06
                                Group II-A Cumulative Realized Losses     229.06
                                Group II-B Current Period Realized Losses   0.00


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                October 27, 2003
--------------------------------------------------------------------------------

                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 8.85 % Group II-A Weighted Average Mortgage Rate 8.25 % Group II-B Weighted Average Mortgage Rate 8.25 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 238.00 Group II-A Weighted Average Remaining
                                  Term                                    348.00
                                Group II-B Weighted Average Remaining
                                  Term                                    347.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)

                        Overcollateralization Amount               17,385,616.46
                        Overcollateralization Target Amount        20,221,711.07
                        Overcollateralization Release Amount                0.00
                        Overcollateralization Deficiency Amount     2,836,094.61

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            23.99 %
                                Senior Specified Enhancement Percentage  41.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             3.53 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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